Exhibit 99.1

White Mountains Insurance Group, Ltd. Annual Investor Meeting May 18, 2010

2 Forward-Looking Statements This presentation contains, and management may make, certain statements that are not historical facts but that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects, estimates or anticipates will or may occur in the future are forward-looking statements. Please see our discussion at page 99 of our most recent report on Form 10-K for a more detailed discussion of the types of expressions that may identify forward-looking statements. Such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important risks and uncertainties which, among others, could cause our actual results to differ materially from our expectations, including those reflected in our forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risks associated with Item 1A of the Company’s most recent report on Form 10-K; (ii) claims arising out of catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; (iii) the continued availability of capital and financing; (iv) general economic, market or business conditions; (v) business opportunities (or lack thereof) that may be presented to us and pursued; (vi) competitive forces, including the conduct of other insurers and reinsurers; (vii) changes in domestic or foreign laws or regulations, or their interpretation, applicable to us, our competitors or our clients; (viii) an economic downturn or other economic conditions adversely affecting our financial position; (ix) recorded loss reserves subsequently proving to have been inadequate; (x) actions taken from rating agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; and (xi) other factors, most of which are beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary remarks, and the results or developments that we anticipate may not be realized or, even if substantially realized, there is no assurance that they will have the expected consequences to, or effects on, us or our business or operations. Our forward-looking statements speak only as of the date of this presentation and we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Within this presentation, we use certain non-GAAP financial measures which are identified with a “NGM” designation. Please see the appendix at the end of the presentation for an explanation of each such non-GAAP financial measure and a reconciliation of the measure to its most closely comparable GAAP financial measure. An electronic copy of this presentation can be found at our website: www.whitemountains.com

Despite Tough 1Q10, Your Company is in Fine Shape Strong 2009 results restored financial flexibility All 3 underwriting businesses are doing well Disciplined & opportunistic in competitive markets Strong reserves Taking bold steps to create value Investment portfolio is short, safe and sound in difficult environment Strong capital position but limited reinvestment opportunities Expect undeployed capital to grow to over $1.2 billion in 2010 Return capital to shareholders while maintaining moderate leverage 3

4 25 Years of Creating Value – 14% - 15% Annual Returns White Mountains Returns From IPO in 1985 Market Value Per Share (as of May 17, 2010): 14% annualized, including dividends Adjusted Book Value Per ShareNGM: 15% annualized, including dividends Spin-off of White River Corporation (1) $331 $411 $22 $25.75 NGM $0 $100 $200 $300 $400 $500 $600 $700 1985 1990 1995 2000 2005 1Q10 Market Value Per Share Adjusted Book Value Per Share

Good 2009, but Tough 1Q10 5 ($ millions, except per share values) 2009 1Q10 Adjusted book value per share NGM $417 $411 - Growth, including dividends 18% -1% OneBeacon growth in GAAP book value per share, incl. dividends 31% 0% OneBeacon GAAP combined ratio 94% 112% OneBeacon specialty GAAP combined ratio 84% 97% WMRe GAAP combined ratio 80% 132% Esurance/AFI controlled premiums NGM (ttm) $1,128 $1,149 Esurance adjusted combined ratio NGM 103% 106%

All Businesses Are Doing Well OneBeacon: Transformation to specialty company progressing quickly Diversified specialty company with $1 billion of net written premiums Large runoff with solid reinsurance and reserves Generate undeployed capital of $1+ billion by 2012 WMRe: Disciplined and opportunistic in generally soft markets $1 billion ($1.6 billion with Esurance) of diversified, short tail business Right-sized capital and staff in 2009 Keeping net financial impact of worst modeled year aggregate (1:10,000) impact under $700 million on $2.5 billion of GAAP capital 6

All Businesses Are Doing Well (continued) Esurance: Credible direct auto competitor to GEICO and Progressive Unique “choice” model combined with Answer Financial Strong growth momentum after flat 2008-2009 Great hidden value to White Mountains Investments: Strong 2009 and 1Q10 despite reduced allocation to equities Excellent fixed income performance Portfolio is short, safe and sound 7

8 OneBeacon – Becoming a Specialty Company GAAP Combined Ratio Net Written Premium ($ in millions) (ttm) Specialty Total $1,963 $1,864 $1,958 $1,907 Other Specialty $1,809 $438 $654 $837 $946 $977 0 500 1,000 1,500 2,000 2006 2007 2008 2009 1Q10 96% 93% 95% 94% 112% 89% 81% 85% 84% 97% 70% 75% 80% 85% 90% 95% 100% 105% 110% 2006 2007 2008 2009 1Q10

9 OneBeacon – Results and Outlook Transformation to a Specialty Company Non-specialized commercial lines renewal rights with Hanover progressing well Personal lines sale to Tower – anticipated to close in June Specialty $1 billion of annualized premiums Broad business diversification – 13 ongoing business units Track record of consistent underwriting profits and growth Experienced leaders and teams Focus on small to medium sized accounts

10 OneBeacon – Results and Outlook (continued) Reduced Risk Profiles Gross 1:250 catastrophe exposures significantly reduced $1.2 billion in 2009 $0.3 billion by year-end 2010 Further reduction in 2011 Conservative investment allocation Strong Capital Position $0.5 billion of undeployed capital to work with in 2010 and an additional $0.5 billion expected to be generated through the end of 2012 Reduce debt to total capital to 20 – 25% Return capital to shareholders Invest in new specialized segments Maintain a solid “A” financial strength profile with appropriate cushions above required levels

11 White Mountains Re – GAAP Combined Ratio 104% 118% 102% 94% 106% 80% 132% 60% 70% 80% 90% 100% 110% 120% 130% 140% 2004 2005 2006 2007 2008 2009 1Q10

12 White Mountains Re – Combined Ratio Analysis 2006 2007 2008 2009 1Q10 Total GAAP combined ratio 102% 94% 106% 80% 132% 98% Prior year reserve (adds) releases -18% -3% -8% 3% 3% -7% Adjust actual cats to full cat load 11% 9% -1% 8% -47% 4% Accident year at full cat load NGM 95% 100% 97% 91% 88% 95%

13 White Mountains Re - Results 2009: 80% combined ratio - no U.S. hurricanes $386 million pretax income - robust investment & FX gains $997 million gross written premiums 7% decline from 2008 of which 2/3 = U.S. casualty business Loss reserves holding up well Bermuda reorganization - $533 million of capital upstreamed 1Q10: 132% GAAP combined ratio Chile quake $110 million = 52 points Estimate based on $10 billion industry insured loss

14 White Mountains Re – Three Year Progress Report Reinforced underwriting discipline Loss reserves now strong Right-sized risk & strengthened controls Reduced expenses & improved quality of team Added prudent financial leverage Reduced cash tax burden Upstreamed $1.1 billion of capital

White Mountains Re – Gross Written Premium Gross Written Premium (ttm) ($ millions) 15 $1,933 $1,981 $1,625 $1,295 $1,076 $997 $1,058 $0 $500 $1,000 $1,500 $2,000 $2,500 2004 2005 2006 2007 2008 2009 1Q10 Ceded Net Casualty Net All Other

$2.5 B of capital @ 16 White Mountains Re – Scale & Diversification 2009 Net Written Premiums ($ in millions) Property $261 32% United States $444 55% Property Cat Excess 188 23% Other Americas 40 5% Accident & Health 184 23% Europe 266 33% Aviation 58 7% Rest of World 57 7% Casualty 30 4% Total $807 100% Other 86 11% Total $807 100% Line of Business Country

17 White Mountains Re - 2010 Outlook No cycle turn imminent Capital & capacity are robust Property rates generally softening but still adequate Picking our spots for growth: A&H, trade credit and aviation Assessing new underwriting venues

18 Esurance - Historical Results Economic Combined Ratio NGM Loss + LAE Other Underwriting Acquisition 97% 104% 102% 100% 104% Controlled Premium NGM (ttm) ($ in millions) Esurance Answer Financial $600 $1,160 $1,128 $1,149 $803 60% 70% 80% 90% 100% 110% 120% 2006 2007 2008 2009 1Q10 $0 $250 $500 $750 $1,000 $1,250 2006 2007 2008 2009 1Q10

19 Esurance - Historical Results (continued) Net Acquisition Cost per Policy % change (year over year) 21% -12% -17% -28% -34% New Policy Sales % change (year over year) -15% -4% 16% 29% 40% -40% -30% -20% -10% 0% 10% 20% 30% 1Q09 2Q09 3Q09 4Q09 1Q10 -20% -10% 0% 10% 20% 30% 40% 1Q09 2Q09 3Q09 4Q09 1Q10

20 Esurance – Policies in Force (000’s) Esurance Answer Financial 745 485 373 774 822 0 150 300 450 600 750 900 2006 2007 2008 2009 1Q10

Answer Financial Large on-line and call center agency Comparison shopping experience Answer Financial / Esurance relationship working well Big increase in Answer Financial lead volume Big increase in Esurance partner revenue Answer Financial growing top line and generating cash flow 21

Esurance - 2010 Outlook Expanding target market Higher lifetime premium New advertising campaign Esurance and Answer Financial – continuing to build “a better mousetrap” 22

WM Life Re – Runoff 23 2009 net loss of $57 million $38 million operating loss in January & February 2009 $22 million charge for surrender assumption change in June Results essentially break even 2nd half 2009 and 1st quarter 2010 $2.6 billion aggregate guaranty value at March 31, 2010 Surrenders currently tracking with assumptions Reduced risks ($ in millions) 12/31/2008 12/31/2009 3/31/2010 Down market shock $82 $45 $40 Up market shock 30 21 14 Surrenders: Charges taken 93 22 0 Reduce assumptions 50% 30

Investment Portfolio Overview Long-term philosophy of investing for total return In 2009, invested to preserve capital De-risked portfolios in late 2008 and early 2009 Managed fixed income portfolio to avoid realized losses Nevertheless, very good results in 2009, especially in fixed income Returning to business as usual in 2010 Managing fixed income portfolio for total return Adding equity exposure opportunistically Portfolio in good shape but few attractive investment opportunities Short duration, high quality fixed income portfolio Limited exposure to problem sectors Lots of dry powder 24

25 Total Portfolio Return NGM [1] 85% of the Barclays Aggregate index / 15% of the S&P 500 index Investments – Pre-tax Total Return NGM Long-term 2001-1Q10 2008 2009 1Q 10 Annualized Short-term investments 1.0% 1.9% -0.8% 2.5% Fixed income -3.6% 13.0% 1.7% 6.1% Total fixed income -2.3% 10.0% 1.0% 5.4% Common stocks & converts. -34.9% 20.6% 4.1% Alternative assets & affiliates -20.1% 9.2% 0.7% Total equities -29.7% 12.2% 2.2% 10.1% Total portfolio return NGM -9.5% 10.2% 1.2% 5.8% Conventional wisdom benchmark [1] -2.2% 9.1% 2.4% 5.1% Barclays Intermediate Aggregate 4.9% 6.5% 1.8% 5.7% S&P 500 -37.0% 26.5% 5.4% 0.6% 10 year treasury + 150 basis points 20.5% -10.5% 1.1% 5.7%

Total Equity Exposure NGM 26 NGM NGM

Excellent Fixed Income Performance 27 2009 component 12/31/08 12/31/09 return Corporate bonds 21% 30% 17.8% Structured securities 29% 25% 9.8% Sovereign bonds 20% 19% 9.1% Short term investments 30% 26% 1.9% Total fixed income 100% 100% 10.0% portfolio allocation

Lower Risk Profile in Structured Securities Portfolio 28 $1.9 ABS GNMA, FNMA, FHLMC Non-agency CMBS Non-agency RMBS $2.1 $2.2 $2.9 ($ in billions)

29 Consolidated Capitalization ($ in millions) 12/31/07 12/31/08 12/31/09 3/31/10 Total debt 1,193 $ 1,362 $ 1,051 $ 1,026 $ Noncontrolling int. - WMRe Group Pref Shares 250 250 250 250 Noncontrolling interest - OneBeacon 517 284 351 346 Adjusted common equity NGM 4,719 3,096 3,666 3,574 Total adjusted capital NGM 6,679 $ 4,992 $ 5,318 $ 5,196 $ Debt to total adjusted capital 18% 27% 20% 20% Debt and preferred to total adjusted capital 22% 32% 24% 25%

Undeployed Capital Growing to over $1.2 billion Most undeployed capital is at OneBeacon as it exits standard Commercial and Personal lines Growth in Specialty Reduce/refinance public debt Share buybacks & dividends Freeing up capital at White Mountains Re Runoff of old casualty years at WMRe America Limited new casualty writings Reduced cat exposure in short tail lines Successful Bermuda reorganization Looking at opportunities in every business Supporting Esurance’s marketing plan Move free capital up the chain as quickly as possible 30

Acquired August 2, 2004 (formerly Safeco Life and Investments) WTM & BRK each with 20% fully converted ownership Successfully executed IPO in January 2010 – WTM and BRK did not sell shares 9% annualized growth in adjusted book value per share NGM, including dividends, since acquisition versus 2% for the S&P Business performing well – with solid contributions from all business segments and investments, 2009 adjusted book value per share increased 11% 31 Symetra ($ in millions, except per share amounts) 12/31/08 12/31/09 3/31/10 Total assets 19,230 $ 22,487 $ 23,204 $ Adjusted common equity NGM 1,334 $ 1,483 $ 1,812 $ including cumulative dividends 1,634 $ 1,783 $ 2,112 $ Adjusted book value per share NGM 14.40 $ 16.00 $ 15.30 $

32 What to Expect Growth in adjusted book value per share Capital management Share repurchases, dividends, debt refinancing at OB Commitment to our operating principles Underwriting comes first Maintain a disciplined balance sheet Invest for total return Think like owners Opportunistic approach to the business

33 Wise Words Benjamin Graham “In the short run, the market is a voting machine, but in the long run it is a weighing machine.” Benjamin Graham

34 Appendix – Non-GAAP Financial Measures Adjusted book value per share is a non-GAAP measure which is derived by expanding the GAAP calculation of book value per White Mountains common share to include the effects of assumed conversion of all convertible securities and to exclude net unrealized gains and losses from Symetra’s fixed maturity portfolio. In addition, the number of common shares outstanding used in the calculation is adjusted to exclude unearned shares of restricted stock, the compensation cost of which, at the date of calculation, has yet to be amortized. Adjusted common equity is a non-GAAP measure which is derived by expanding GAAP common shareholders’ equity to exclude equity in net unrealized gains and losses from Symetra’s fixed maturity portfolio. Adjusted shareholders’ equity is a non-GAAP measure which is derived by expanding GAAP common shareholders’ equity to exclude equity in net unrealized gains and losses from Symetra’s fixed maturity portfolio, and adds White Mountains’ noncontrolling interest in OneBeacon. Total adjusted capital is a non-GAAP measure which is derived by expanding GAAP total capital to exclude equity in net unrealized gains and losses from Symetra’s fixed maturity portfolio, and adds White Mountains’ noncontrolling interest in OneBeacon. Esurance/AFI controlled premiums is a non-GAAP measure that presents the combined total of gross premiums written by Esurance and commissionable premiums produced by Answer Financial. Adjusted combined ratio for Esurance is a non-GAAP measure that offsets acquisition expenses with referral fee revenue. Referral fee revenue, which is recorded as a component of other revenues under GAAP, represents fees that Esurance receives for referring customers for whom it does not write policies to other carriers. Accident year combined ratio at full cat load for White Mountains Re is a non-GAAP measure that adjusts the reported GAAP combined ratio for prior year reserve additions and releases and replaces actual catastrophe losses with the modeled catastrophe losses. The reconciliation for this measure is illustrated on the slide on page 12.

35 Appendix – Non-GAAP Financial Measures 8. Economic combined ratio for Esurance is a non-GAAP measure that defers and amortizes certain acquisition expenses over the term of the policy written and its expected renewals (whereas GAAP combined ratio requires amortization of such expenses over just the initial policy term). In addition, economic combined ratio offsets acquisition expenses with referral fee revenue described above. 9. Total portfolio return is a non-GAAP measure that expands the GAAP investment return to include the investment results of OneBeacon’s pension plan, which are not consolidated under GAAP, and the investment in Symetra, which is accounted for as an investment in unconsolidated insurance affiliate under GAAP. Further, total portfolio return excludes the investment returns of reciprocal insurance exchanges and the consolidation impacts of certain limited partnerships consolidated under GAAP (FIN 46) and the investment income resulting from interest credited on funds withheld by ceding companies. Finally, portfolio return reflects the impacts of certain intra-portfolio reclassifications and the impact of time value weighting and indexing when calculating investment returns. 10. Total equity exposure is a non-GAAP measure that adjusts reported GAAP investment balances to include the investments held in OneBeacon’s pension plan, which are not consolidated under GAAP, and the investment in Symetra, which is accounted for as an investment in unconsolidated insurance affiliate under GAAP. Further, total equity exposure excludes the consolidation impacts of certain limited partnerships consolidated under GAAP. Finally, total equity exposure reflects the impacts of certain intra-portfolio reclassifications that management believes better reflects the underlying investment characteristics. 11. Adjusted common equity and adjusted book value per share for Symetra are non-GAAP measures that reflects Symetra’s GAAP common equity and book value per share excluding the impact of net unrealized gains and losses from its fixed maturity portfolio.

36 Appendix – Reconciliation of Non-GAAP Financial Measures Note: immaterial differences due to rounding. White Mountains Insurance Group, Ltd. Reconciliation of adjusted book value per share to GAAP book value per share ($ millions, except per share amounts; shares in thousands) Numerator 12/31/09 3/31/10 GAAP common shareholders' equity $ 3,657 $ 3,598 benefits to be received from share obligations under employee stock option plans 0 - remaining adjustment of subsidiary preferred stock to face value - - book value per share, numerator 3,658 3,598 equity in net unrealized losses (gains) from Symetra's fixed maturity portfolio 9 (24) adjusted book value per share, numerator $ 3,667 $ 3,575 Denominator common shares outstanding 8,860 8,776 share obligations under employee stock option plans 2 - GAAP book value per share, denominator 8,863 8,776 unearned restricted shares (59) (70) adjusted book value per share, denominator 8,804 8,706 GAAP book value per share $ 413 $ 410 adjusted book value per share $ 417 $ 411

37 Appendix – Reconciliation of Non-GAAP Financial Measures Note: immaterial differences due to rounding. White Mountains Insurance Group, Ltd. Reconciliation of adjusted common equity and adjusted shareholders' equity to GAAP common shareholders' equity ($ millions) 12/31/06 12/31/07 6/30/2008 PF 12/31/08 12/31/09 3/31/10 GAAP common shareholders' equity $ 4,455 $ 4,713 $ 3,846 [1] $ 2,899 $ 3,657 $ 3,598 equity in net unrealized (gains) losses from Symetra's fixed maturity portfolio 4 6 65 197 9 (24) adjusted common equity $ 4,459 $ 4,719 $ 3,912 $ 3,096 $ 3,666 $ 3,575 noncontrolling interest - OneBeacon 491 517 400 284 351 346 adjusted shareholders' equity $ 4,950 $ 5,236 $ 4,312 $ 3,380 $ 4,017 $ 3,921 [1] GAAP shareholders' equity, pro-forma for net impact of the exchange transaction with Berkshire Hathaway Inc., which closed on October 31, 2008.

38 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Esurance/AFI controlled premiums to GAAP gross written premium ($ millions) 12/31/06 12/31/07 12/31/08 12/31/09 3/31/10 (ttm) GAAP gross written premium - Esurance $ 600 $ 803 $ 826 $ 781 $ 799 AFI commissionable premiums - - 334 347 350 Esurance/AFI controlled premium $ 600 $ 803 $ 1,160 $ 1,128 $ 1,149

39 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Esurance's economic combined ratio to GAAP combined ratio 2006 2007 2008 2009 1Q10 GAAP combined ratio 108% 116% 106% 104% 107% customer acquisition impact -11% -12% -4% -4% -3% economic combined ratio 97% 104% 102% 100% 104% White Mountains Insurance Group, Ltd. Reconciliation of Esurance's adjusted combined ratio to GAAP combined ratio 2009 1Q10 GAAP combined ratio 104% 107% referral fees -1% -1% adjusted combined ratio 103% 106%

40 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investments - total portfolio return to GAAP return Investment Return Reconciliation - 2008 Total Adjusting GAAP Portfolio Return Items Return fixed income investments -3.6% 0.7% [1] -2.9% short-term investments 1.0% 0.6% [2] 1.6% common stock -34.9% -12.4% [3] -47.3% other investments -20.1% -17.5% [4] -37.6% convertible securities n/a -9.3% [3] -9.3% total portfolio return -9.5% 0.0% -9.5% [1] Difference primarily attributable to FIN 46 consolidation of fixed income investments held by reciprocal insurance exchanges, inclusion of interest earned on funds held by ceding companies, and exclusion of pension plan investments in GAAP return. [2] Difference primarily attributable to inclusion of interest earned on funds held by ceding companies in GAAP return. [3] Difference primarily attributable to classification of convertible securities separately under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46, the exclusion of pension plan investments, and the treatment of Symetra common stock as investment in affiliate under GAAP. [4] Difference primarily attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46 and treatment of Symetra warrants as investment in affiliate under GAAP.

41 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investments - total portfolio return to GAAP return Investment Return Reconciliation - 2009 Total Adjusting GAAP Portfolio Return Items Return fixed income investments 13.0% -0.7% [1] 12.3% short-term investments 1.9% -1.2% [2] 0.7% common stock 20.6% -16.1% [3] 4.5% other investments 9.2% 4.4% [4] 13.6% convertible securities n/a 22.6% [3] 22.6% total portfolio return 10.2% -0.7% 9.5% [1] Difference primarily attributable to FIN 46 consolidation of fixed income investments held by reciprocal insurance exchanges, inclusion of interest earned on funds held by ceding companies, and exclusion of pension plan investments in GAAP return. [2] Difference primarily attributable to inclusion of interest earned on funds held by ceding companies in GAAP return. [3] Difference primarily attributable to classification of convertible securities separately under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46, the exclusion of pension plan investments, and the treatment of Symetra common stock as investment in affiliate under GAAP. [4] Difference primarily attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46 and treatment of Symetra warrants as investment in affiliate under GAAP.

42 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investments - total portfolio return to GAAP return Investment Return Reconciliation - 1Q10 Total Adjusting GAAP Portfolio Return Items Return fixed income investments 1.7% -0.1% [1] 1.6% short-term investments -0.8% 0.2% [2] -0.6% common stock 4.1% -0.9% [3] 3.2% other investments 0.7% 3.1% [4] 3.8% convertible securities n/a 3.9% [3] 3.9% total portfolio return 1.2% 0.2% 1.4% [1] Difference primarily attributable to FIN 46 consolidation of fixed income investments held by reciprocal insurance exchanges, inclusion of interest earned on funds held by ceding companies, and exclusion of pension plan investments in GAAP return. [2] Difference primarily attributable to inclusion of interest earned on funds held by ceding companies in GAAP return. [3] Difference primarily attributable to classification of convertible securities separately under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46, the exclusion of pension plan investments, and the treatment of Symetra common stock as investment in affiliate under GAAP. [4] Difference primarily attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46 and treatment of Symetra warrants as investment in affiliate under GAAP.

Appendix – Reconciliation of Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of total equity exposure to GAAP investments
($ millions)

	12/31/06	12/31/07	6/30/2008 PF	12/31/08	12/31/09	3/31/10
GAAP common stock investments	$ 1,213	$ 1,551	$ 1,621	$ 553	$ 459	$ 577
add pension investments	223	35	57	42	67	69
unwind FIN 46 consolidations	(205)	(197)	(184)	(102)	(141)	(145)
investment reclassifications	(48)	(65)	(70)	(91)	(108)	(105)
equity portfolio composition component	$ 1,183	$ 1,324	$ 1,424	$ 403	$ 277	$ 396

	12/31/06	12/31/07	6/30/2008 PF	12/31/08	12/31/09	3/31/10
GAAP convertible security investments	$ 436	$ 491	$ 415	$ 309	$ 233	$ 238
add pension investments	104	77	61	48	45	52
unwind FIN 46 consolidations	-	-	-	-	(2)	(2)
investment reclassifications	(1)	-	0	1	17	4
equity portfolio composition component	$ 540	$ 568	$ 476	$ 357	$ 293	$ 292

	12/31/06	12/31/07	6/30/2008 PF	12/31/08	12/31/09	3/31/10
GAAP alternative investments	$ 525	$ 603	$ 667	$ 416	$ 341	$ 383
unwind FIN 46 consolidations	122	124	122	104	114	99
investment reclassifications	62	114	54	48	60	59
equity portfolio composition component	$ 709	$ 841	$ 842	$ 568	$ 515	$ 540

	12/31/06	12/31/07	6/30/2008 PF	12/31/08	12/31/09	3/31/10
GAAP affiliate investments	$ 336	$ 406	$ 289	$ 117	$ 345	$ 366
Pentelia Limited	-	(52)	-	-	-	-
Lightyear/Delos Acquisition Co.	(32)	(34)	(34)	(34)	-	-
SFAS 115 on Symetra's fixed income portfolio	4	6	65	197	9	(24)
equity portfolio composition component	$ 307	$ 326	$ 320	$ 280	$ 354	$ 342
Total equity exposure	$ 2,739	$ 3,058	$ 3,062	$ 1,608	$ 1,439	$ 1,570

Note: immaterial differences due to rounding.

43

44 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Symetra's adjusted common equity to GAAP common shareholders' equity and calculation of adjusted book value per share ($ millions, except per share amounts; shares in millions) 12/31/08 12/31/09 3/31/10 GAAP common shareholders' equity $ 286 $ 1,433 $ 1,972 net unrealized losses (gains) from fixed maturity portfolio 1,048 50 (160) adjusted common equity $ 1,334 $ 1,483 $ 1,812 shares outstanding 93 93 118 GAAP book value per share 3.09 $ 15.47 $ 16.70 $ adjusted book value per share 14.40 $ 16.00 $ 15.30 $